UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

March 1, 2023

PHOENIX PLUS CORP.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-233778	61-1907931
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2-3 & 2-5 BEDFORD BUSINESS PARK, JALAN 3/137B,

BATU 5, JALAN KELANG LAMA,

58200 KUALA LUMPUR, MALAYSIA

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (+603) 7971 8168

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $0.0001	PXPC	OTC Markets – Pink Sheets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers: Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 28, 2023, Mr. Fong Teck Kheong (“Mr Fong”), Chief Executive Officer, President, Director, Secretary and Treasurer of Phoenix Plus Corp., (the “Company”) resigned from the Board of Directors (the “Board”) of the Company, effective immediately. In connection with such resignation, Mr. Fong also resigned as the Chief Executive Officer, President, Secretary and Treasurer (collectively, “Other Positions”) of the Company. Mr. Fong’s decision to resign from the Board and Other Positions was due to his intention to pursue other personal interest.

On February 28, 2023, Mr. Lee Chong Chow (“Mr. Lee”), who is also a member of the Board, is appointed as the Chief Executive Officer and Other Positions, effective immediately.

The biographies for the Chief Executive Officer set forth below:

Mr. Lee Chong Chow

Mr. Lee, aged 52, holds a Bachelor degree of Economic from Shobi University since 2005. After his graduation, he then started up a company doing small trading and investment in Japan. After the Fukushima nuclear disaster, Mr Lee dedicated himself to make best contribution to improve the human living environment and develop the sustainable energy solar power energy industry. Mr Lee has invested more than 10 companies that are specialising in green solar power until today. Mr Lee also has more than 10 years of working experiences in the solar industry companies such as Fujisolar co.ltd, Choyo Power co.ltd, Vsun co.ltd (Vietnam) and many more which are providing solar energy solutions.

The Company believes under the leadership of Mr Lee, who possess vast amount of experience in the renewable industry, the Company will be well equipped to take advantage on the enormous potential growth in the industry.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Employment Agreement Chief Executive Officer, dated February 28, 2023.
10.2	Resignation letter by Mr. Fong Teck Kheong
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Phoenix Plus Corp.
(Name of Registrant)

Date: March 2, 2023	By:	/s/ Lee Chong Chow
	Name:	Lee Chong Chow
	Title:	Chief Executive Officer
(President, Secretary, Treasurer, Director)

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